Leases	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
Leases
Note 15 - Leases
We have operating leases expiring at various dates, principally for real estate, office space, storage facilities and operating equipment. For our Houston and Beverwijk office space, we have previously deemed the leases as onerous leases in 2018 as a result of change in our operating strategy; it is expected that the leases will expire on March 1, 2022 and February 28, 2021, respectively. For these operating leases, upon adoption (see note 2) of the new standard, we offset the right-of-use asset of the lease by the existing carrying amount of the onerous lease liability previously recorded on the date of adoption.
Supplemental balance sheet information related to leases was as follows:

	As of December 31, 2020
(In $ millions)	2020	2019
Operating leases right-of-use assets	1.6	2.7
Current operating lease liabilities	3.1	3.4
Long-term operating lease liabilities	2.9	6.5
The current portion of the right of use asset is recognized within other current assets (see note 12) and the non-current portion is recognized within other long-term assets (see note 20). The current lease liabilities are recognized within other current liabilities (see note 21) and the non-current lease liabilities are recognized within other liabilities.

Components of lease cost is comprised of the following:	For the Years Ended December 31,
(In $ millions)	2020	2019
Operating lease cost	8.7	21.2
Short-term lease cost	—	0.5
Total lease cost	8.7	21.7
Sublease income	1.8	0.7